Exhibit 21.1

SUBSIDIARIES OF WESCO INTERNATIONAL, INC.

1502218 Alberta Ltd., an Alberta corporation
Bruckner Polska Spolka z o.o., a Poland limited company
Bruckner Supply Singapore, a Singapore sole proprietor
Bruckner Supply Company, Inc., a Delaware corporation
Calvert Wire & Cable Corporation, a Delaware corporation
Carlton-Bates Company, an Arkansas corporation
Carlton-Bates Company de Mexico S.A. de C.V., a Mexico variable capital company
Carlton-Bates Company of Texas GP, Inc., a Texas corporation
CBC LP Holdings, LLC, a Delaware limited liability company
CDW Holdco, LLC, a Delaware limited liability company
Communications Supply Corporation, a Connecticut corporation
Conney Investment Holdings, LLC, a Delaware limited liability company
Conney Safety Products, LLC, a Delaware limited liability company
Distribuidora Materiales Electricos E-Supply Limitada, a Chile limited liability company
EECOL Electric Bolivia Ltda., a Bolivia limited liability company
EECOL Electric Peru S.A.C., a Peru sociedad anonima cerrada
EECOL Electric ULC, an Alberta unlimited liability company
EECOL Industrial Electric Ecuador Limitada, an Ecuador limited liability company
EECOL Industrial Electric (SudAmerica) Limitada, a Chile limited liability company
EECOL Industrial Electric Limitada, a Chile limited liability company
EECOL Power S.A., a Chile closed stock corporation
EECOL Properties Corp., an Alberta corporation
Hazmasters Inc., an Ontario corporation
Hazmasters Quebec Inc., a Quebec corporation
Hi-Line Utility Supply Company, LLC, an Illinois limited liability company
Liberty Wire & Cable, Inc., a Delaware corporation
Obras Y Servicios Sunpark S.A.C. (OS Sunpark), a Peru sociedad anonima cerrada

SASK Alta Holdings S.A., a Chile closely held stock corporation
Services Voice, Video and Data Distribution de Mexico, S. de R.L. de C.V., a Mexico limited liability company
Stone Eagle Electrical Supply GP Inc., an Alberta corporation
Stone Eagle Electrical Supply Limited Partnership, an Alberta limited partnership
TVC Canada Corp., a Nova Scotia unlimited liability company
TVC Communications, L.L.C., a Delaware limited liability company
TVC Espana Distribucion y Venta De Equipos, S.L., a Spain limited liability company
TVC International Holding, L.L.C., a Delaware limited liability company
TVC UK Holdings Limited, a United Kingdom limited company
Voice, Video and Data Distribution de Mexico, S. de R.L. de C.V., a Mexico limited liability company
WDC Holding Inc., a Delaware corporation
WDCC Enterprises Inc., an Alberta corporation
WDCH, LP, a Pennsylvania limited partnership
WDCH US LP, a Delaware limited partnership
WDI-Angola, LDA, an Angola company
WDINESCO B.V., a Netherlands private company with limited liability
WDINESCO C.V., a Netherlands limited partnership
WDINESCO II B.V., a Netherlands private company with limited liability
WDINESCO III B.V., a Netherlands private company with limited liability
WDINESCO II C.V., a Netherlands limited partnership
WDINESCO III C.V., a Netherlands limited partnership
WEAS Company, S. de R.L., a Mexico private limited company
WECOL Holdings ULC, an Alberta unlimited liability company
WESCO (Suzhou) Trading Co., Ltd., a China limited liability company
WESCO Australia Pty Ltd, an Australian company
WESCO Canada I, LP, an Alberta limited partnership
WESCO Canada II, LP, an Alberta limited partnership
WESCO Distribution Canada Co., a Nova Scotia unlimited liability company
WESCO Distribution Canada GP Inc., an Ontario Corporation
WESCO Distribution Canada LP, an Ontario limited partnership

WESCO Distribution de Mexico, S. de R.L., a Mexico private limited company
WESCO Distribution HK Limited, a Hong Kong limited private company
WESCO Distribution II ULC, a Nova Scotia unlimited liability company
WESCO Distribution III ULC, a Nova Scotia unlimited liability company
WESCO Distribution-International Limited, a United Kingdom limited company
WESCO Distribution, Inc., a Delaware Corporation
WESCO Distribution NL B.V., a Netherlands private company with limited liability
WESCO Distribution Pte. Ltd., a Singapore limited private company
Wesco do Brasil Equipamentos Eletrônicos Ltda., a Brazil limited liability company
WESCO Enterprises, Inc., a Delaware corporation
WESCO Equity Corporation, a Delaware corporation
WESCO Finance Corporation, a Delaware corporation
WESCO Holdings, LLC, a Delaware limited liability company
WESCO Nevada, Ltd., a Nevada corporation
WESCO Netherlands B.V., a Netherlands private company with limited liability
WESCO Nigeria, Inc., a Delaware corporation
WESCO Real Estate I, LLC, a Delaware limited liability company
WESCO Real Estate II, LLC, a Delaware limited liability company
WESCO Real Estate III, LLC, a Delaware limited liability company
WESCO Real Estate IV, LLC, a Delaware limited liability company
WESCO Receivables Corp., a Delaware corporation
WESCO TLD Holdings Co., Ltd., a Thailand limited private company
WND Nigeria Limited, a Nigeria corporation